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Exhibit 99.2

USA INTERACTIVE
Q1 2003 Earnings
Supplemental Financial Information and Metrics
As filed with the Securities and Exchange Commission on May 1, 2003

Table of Contents

Page(s)
Financial Information:
Pro Forma Segment Results	1 - 4
Capitalization	5
Operating Metrics:
Gross Transaction Value	6
HSN—U.S.	7
Ticketing	8
Personals	9
Expedia	10
Hotels.com	11
Interval	12
Overall Metrics and Business Mix	13
May 1 2003 Earnings Call 2003 Free Cash Flow Reconciliation	14

USA Interactive

Pro Forma Segment Results

$ in millions, rounding differences may exist

	Pro forma 2001(a)
	Revenue	Operating Expenses, ex. D&A, disengagement & one-time items	Depreciation	Amortization of cable distribution fees	EBITA	Amortization of non-cash items	HSN disengagement costs	One-time items(b)	Proforma Operating Income	Adjustments(a)	Operating Income
Electronic Retailing:
HSN—U.S.(c)	$1,558	$(1,340)	$(49)	$(42)	$127	$(51)	$(4)	$(1)	$71	$48	$119
HSN International	271	(291)	(4)	(2)	(26)	1	—	(2)	(27)	1	(26)

Total Electronic Retailing	1,829	(1,631)	(53)	(44)	101	(50)	(4)	(3)	44	49	94
Information & Services:
Ticketing	580	(482)	(23)	—	74	(34)	—	—	40	23	63
Personals	49	(33)	(2)	—	15	(11)	—	—	4	5	9
Local services	46	(79)	(7)	—	(40)	(77)	—	(1)	(118)	—	(118)
PRC	299	(264)	(31)	—	3	—	—	(9)	(6)	—	(6)
ECS/Styleclick	34	(88)	(9)	—	(62)	(0)	—	(11)	(73)	—	(73)

Total Information & Services	1,008	(946)	(72)	—	(10)	(123)	—	(20)	(153)	28	(125)
Travel Services:
Expedia	297	(236)	(11)	—	50	(63)	—	—	(13)	24	11
Hotels.com	536	(455)	(2)	—	80	(18)	—	—	62	—	62
Interval	—	—	—	—	—	—	—	—	—	—	—
TV Travel Shop	—	—	—	—	—	—	—	—	—	—	—

Total Travel Services	833	(691)	(13)	—	130	(81)	—	—	49	24	73
Interactive Development	1	(2)	—	—	(1)	(1)	—	—	(2)	—	(2)
Corporate expense and other adjustments	—	(33)	(5)	—	(38)	(249)	—	(3)	(290)	240	(49)
Disengaged HSN homes	102	(91)	—	—	11	—	—	—	11	—	11
Intersegment Elimination	(7)	7	—	—	—	—	—	—	—	8	8

TOTAL	$3,766	$(3,387)	$(142)	$(44)	$193	$(503)	$(4)	$(26)	$(340)	$350	$10

	Pro forma 2002(a)
	Revenue	Operating Expenses, ex. D&A, disengagement & one-time items	Depreciation	Amortization of cable distribution fees	EBITA	Amortization of non-cash items	HSN disengagement costs	One-time items(d)	Proforma Operating Income	Adjustments(a)	Operating Income
Electronic Retailing:
HSN—U.S.(c)	$1,613	$(1,345)	$(53)	$(52)	$163	$(49)	$(32)	$—	$83	$16	$99
HSN International	309	(313)	(8)	(1)	(12)	(1)	—	(49)	(63)	1	(62)

Total Electronic Retailing	1,922	(1,657)	(61)	(54)	151	(50)	(32)	(49)	20	17	36
Information & Services:
Ticketing	655	(518)	(29)	—	108	(34)	—	—	74	23	97
Personals	126	(90)	(8)	—	28	(11)	—	—	17	5	23
Local services	31	(55)	(8)	—	(32)	(50)	—	—	(82)	2	(81)
PRC	295	(260)	(38)	—	(3)	—	—	(35)	(38)	—	(38)
ECS / Styleclick	39	(63)	(3)	—	(27)	(5)	—	(29)	(61)	—	(61)

Total Information & Services	1,146	(986)	(86)	—	75	(100)	—	(65)	(90)	30	(60)
Travel Services:
Expedia	589	(415)	(16)	—	158	(77)	—	(2)	79	9	88
Hotels.com	945	(814)	(3)	—	128	(22)	—	(1)	106	—	106
Interval	39	(35)	(2)	—	2	(7)	—	—	(5)	—	(5)
TV Travel Shop	26	(31)	(2)	—	(7)	(4)	—	—	(11)	—	(11)

Total Travel Services	1,599	(1,295)	(24)	—	280	(109)	—	(2)	169	9	178
Interactive Development	—	(3)	—	—	(3)	(3)	—	—	(5)	—	(5)
Corporate expense and other adjustments	—	(48)	(7)	—	(56)	(248)	—	(6)	(309)	243	(66)
Intersegment Elimination	(11)	10	—	—	(1)	1	—	—	—	4	4

TOTAL	$4,657	$(3,979)	$(177)	$(54)	$447	$(509)	$(32)	$(122)	$(216)	$303	$87

(a)
Proforma adjustments represent the impact USA's initial acquisition of a minority stake in Expedia, which occurred in February 2002, the contribution of USA Entertainment to VUE which occurred in May 2002, the roll-up of USANi LLC which occurred in conjunction of the VUE deal, the roll-up of Home Shopping Network, Inc., which occurred in June 2002, and the merger with Ticketmaster, which closed January 17, 2003, as well as the pending Expedia merger and pending Hotels.com merger which are expected to close in the summer of 2003.

(b)
Include one time items related to restructuring operations, employee terminations and benefits and a write-down of investments.

(c)
HSN-U.S. has been restated to include results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.

(d)
See footnotes to quarterly reconciliations for description of one-time items.

        The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Pro Forma Segment Results

$ in millions, rounding differences may exist

	Q1 2002(a)
	Revenue	Operating Expenses, ex. D&A, disengagement & one-time items	Depreciation	Amortization of cable distribution fees	EBITA	Amortization of non-cash items	HSN disengagement costs	One-time items	Proforma Operating Income	Adjustments(a)	Operating Income
Electronic Retailing:
HSN—U.S.(b)	$395	$(339)	$(12)	$(12)	$33	$(12)	$(12)	$—	$9	$12	$21
HSN International	65	(69)	(1)	(1)	(6)	(0)	—	—	(6)	0	(6)

Total Electronic Retailing	460	(407)	(13)	(13)	27	(12)	(12)	—	3	12	15
Information & Services:
Ticketing	153	(122)	(7)	—	24	(8)	—	—	16	6	22
Personals	25	(19)	(1)	—	6	(4)	—	—	2	1	3
Local services	7	(15)	(3)	—	(10)	(13)	—	—	(23)	0	(23)
PRC	70	(64)	(9)	—	(3)	—	—	—	(3)	—	(3)
ECS / Styleclick	12	(21)	(1)	—	(9)	(0)	—	—	(9)	—	(9)

Total Information & Services	269	(241)	(21)	—	7	(25)	—	—	(18)	7	(11)
Travel Services:
Expedia	116	(81)	(4)	—	31	(17)	—	—	14	(1)	13
Hotels.com	166	(140)	(1)	—	25	(6)	—	—	19	—	19
Interval	—	—	—	—	—	—	—	—	—	—	—
TV Travel Shop	—	—	—	—	—	—	—	—	—	—	—

Total Travel Services	282	(221)	(5)	—	56	(23)	—	—	33	(1)	32
Interactive Development	—	(0)	—	—	(0)	—	—	—	(0)	—	(0)
Corporate expense and other adjustments	—	(9)	(1)	—	(10)	(63)	—	—	(73)	61	(12)
Intersegment Elimination	(3)	3	—	—	(0)	0	—	—	—	4	4

TOTAL	$1,007	$(876)	$(40)	$(13)	$79	$(123)	$(12)	$—	$(56)	$84	$28

	Q2 2002(a)
	Revenue	Operating Expenses, ex. D&A, disengagement & one-time items	Depreciation	Amortization of cable distribution fees	EBITA	Amortization of non-cash items	HSN disengagement costs	One-time items(c)	Proforma Operating Income	Adjustments(a)	Operating Income
Electronic Retailing:
HSN—U.S.(b)	$375	$(313)	$(14)	$(12)	$36	$(12)	$(6)	$—	17	$12	$29
HSN International	71	(75)	(1)	(1)	(6)	(0)	—	(18)	(24)	0	(24)

Total Electronic Retailing	446	(388)	(15)	(13)	30	(12)	(6)	(18)	(7)	12	6
Information & Services:
Ticketing	175	(134)	(7)	—	35	(9)	—	—	26	6	32
Personals	30	(20)	(2)	—	8	(2)	—	—	5	1	7
Local services	8	(13)	(2)	—	(7)	(13)	—	—	(20)	0	(20)
PRC	72	(64)	(9)	—	(1)	—	—	(32)	(32)	—	(32)
ECS / Styleclick	10	(17)	(1)	—	(7)	(5)	—	(21)	(33)	—	(33)

Total Information & Services	295	(248)	(20)	—	27	(28)	—	(53)	(54)	7	(46)
Travel Services:
Expedia	143	(99)	(5)	—	39	(21)	—	—	18	0	18
Hotels.com	230	(197)	(0)	—	33	(5)	—	—	28	—	28
Interval	—	—	—	—	—	—	—	—	—	—	—
TV Travel Shop	7	(8)	(1)	—	(2)	(0)	—	—	(2)	—	(2)

Total Travel Services	379	(304)	(5)	—	70	(26)	—	—	43	0	44
Interactive Development	—	(1)	—	—	(1)	(1)	—	—	(1)	—	(1)
Corporate expense and other adjustments	—	(10)	(1)	—	(11)	(58)	—	—	(69)	62	(8)
Intersegment Elimination	(3)	3	—	—	(0)	0	—	—	—	—	—

TOTAL	$1,118	$(949)	$(41)	$(13)	$115	$(126)	$(6)	$(70)	$(88)	$82	$(6)

(a)
Proforma adjustments represent the impact USA's initial acquisition of a minority stake in Expedia, which occurred in February 2002, the contribution of USA Entertainment to VUE which occurred in May 2002, the roll-up of USANi LLC which occurred in conjunction of the VUE deal, the roll-up of Home Shopping Network, Inc., which occurred in June 2002, and the merger with Ticketmaster, which closed January 17, 2003, as well as the pending Expedia merger and pending Hotels.com merger which are expected to close in the summer of 2003.

(b)
HSN-U.S. has been restated to include results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.

(c)
Includes items related to restructuring operations, costs to shut down certain operations and a write-down of goodwill for PRC.

        The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Pro Forma Segment Results

$ in millions, rounding differences may exist

	Q3 2002(a)
	Revenue	Operating Expenses, ex. D&A, disengagement & one-time items	Depreciation	Amortization of cable distribution fees	EBITA	Amortization of non-cash items	HSN disengagement costs	One-time items	Proforma Operating Income	Adjustments(a)	Operating Income
Electronic Retailing:
HSN—U.S.(c)	$371	$(304)	$(14)	$(13)	$40	$(12)	$(5)	$—	$24	$(13)	$11
HSN International	79	(77)	(3)	—	(1)	(1)	—	(31)	(34)	(2)	(36)

Total Electronic Retailing	450	(382)	(16)	(13)	39	(13)	(5)	(31)	(10)	(15)	(25)
Information & Services:
Ticketing	162	(129)	(8)	—	26	(9)	—	—	17	6	23
Personals	34	(27)	(2)	—	5	(2)	—	—	2	1	4
Local services	8	(13)	(2)	—	(7)	(13)	—	—	(19)	0	(19)
PRC	75	(65)	(10)	—	(1)	—	—	—	(1)	—	(1)
ECS / Styleclick	8	(13)	(1)	—	(6)	0	—	(4)	(9)	—	(9)

Total Information & Services	286	(246)	(22)	—	18	(23)	—	(4)	(9)	7	(2)
Travel Services:
Expedia	167	(118)	(4)	—	45	(20)	—	(1)	24	0	25
Hotels.com	277	(237)	(1)	—	39	(5)	—	(1)	33	—	33
Interval	2	(2)	(0)	—	0	(0)	—	—	0	—	0
TV Travel Shop	13	(12)	(1)	—	(0)	(5)	—	—	(5)	—	(5)

Total Travel Services	459	(369)	(6)	—	84	(30)	—	(2)	53	0	53
Interactive Development	—	(1)	—	—	(1)	(1)	—	—	(2)	—	(2)
Corporate expense and other adjustments	—	(12)	(3)	—	(15)	(64)	—	(1)	(80)	62	(18)
Intersegment Elimination	(2)	2	—	—	(0)	0	—	—	$—	—	—

TOTAL	$1,192	$(1,008)	$(48)	$(13)	$124	$(131)	$(5)	$(38)	$(49)	$55	$6

        The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on May 1, 2003.

	Q4 2002(a)
	Revenue	Operating Expenses, ex. D&A, disengagement & one-time items	Depreciation	Amortization of cable distribution fees	EBITA	Amortization of non-cash items	HSN disengagement costs	One-time items(d)	Proforma Operating Income	Adjustments(a)	Operating Income
Electronic Retailing:
HSN—U.S.(c)	$472	$(388)	$(14)	$(15)	$54	$(12)	$(9)	$—	$33	$5	$38
HSN International	94	(92)	(2)	—	0	0	—	—	1	2	3

Total Electronic Retailing	566	(480)	(16)	(15)	55	(12)	(9)	—	34	7	40
Information & Services:
Ticketing	164	(133)	(8)	—	23	(8)	—	—	15	6	21
Personals	37	(25)	(2)	—	10	(2)	—	—	8	1	9
Local services	8	(14)	(2)	—	(8)	(13)	—	—	(20)	0	(20)
PRC	78	(66)	(10)	—	2	—	—	(4)	(2)	—	(2)
ECS / Styleclick	9	(13)	(1)	—	(5)	(0)	—	(5)	(10)	—	(10)

Total Information & Services	297	(251)	(23)	—	23	(23)	—	(9)	(9)	7	(2)
Travel Services:
Expedia	164	(117)	(4)	—	43	(19)	—	(1)	23	9	32
Hotels.com	273	(240)	(1)	—	31	(6)	—	—	26	—	26
Interval	36	(33)	(2)	—	1	(7)	—	—	(6)	—	(6)
TV Travel Shop	6	(11)	(1)	—	(5)	1	—	—	(3)	—	(3)

Total Travel Services	479	(400)	(8)	—	71	(30)	—	(1)	40	9	49
Interactive Development	—	(1)	—	—	(1)	(1)	—	—	(2)	—	(2)
Corporate expense and other adjustments	—	(17)	(1)	—	(19)	(63)	—	(4)	(86)	59	(27)
Intersegment Elimination	(3)	3	—	—	(0)	0	—	—	—	—	—

TOTAL	$1,339	$(1,147)	$(48)	$(15)	$129	$(130)	$(9)	$(14)	$(24)	$83	$59

(a)
Proforma adjustments represent the impact USA's initial acquisition of a minority stake in Expedia, which occurred in February 2002, the contribution of USA Entertainment to VUE which occurred in May 2002, the roll-up of USANi LLC which occurred in conjunction of the VUE deal, the roll-up of Home Shopping Network, Inc., which occurred in June 2002, and the merger with Ticketmaster, which closed January 17, 2003, as well as the pending Expedia merger and pending Hotels.com merger which are expected to close in the summer of 2003.

(b)
Includes items related to the shut down of HSN Italy, costs of contract terminations, write down of investments and costs incurred by the special committees of Expedia and Ticketmaster.

(c)
HSN-U.S. has been restated to include results from IDL, which was previously included in HSN International. HSN U.S. revenue is shown net of disengagement related sales rebates.

(d)
Includes items related to restructuring operations, employee terminations and costs incurred by the special committees of Expedia and Ticketmaster, as well as the benefit of certain tax deductions related to Styleclick and Hot Germany, which are considered one-time.

        The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Pro Forma Segment Results

$ in millions, rounding differences may exist

	Q1 2003(a)
	Revenue	Operating Expenses, ex. D&A, disengagement & one-time items	Depreciation	Amortization of cable distribution fees	EBITA	Amortization of non-cash items	HSN disengagement costs	One-time items	Proforma Operating Income	Adjustments(a)	Operating Income
Electronic Retailing:
HSN—U.S.(c)	$415	$(354)	$(12)	$(14)	$35	$(12)	$(4)	$—	$18	$—	$18
HSN International	115	(97)	(3)	—	15	(0)	—	—	15	—	15

Total Electronic Retailing	530	(452)	(14)	(14)	50	(13)	(4)	—	33	—	33
Information & Services:
Ticketing	195	(146)	(8)	—	41	(8)	—	(0)	33	1	34
Personals	41	(36)	(2)	—	3	(2)	—	—	0	0	1
Local services	8	(14)	(1)	—	(7)	(13)	—	—	(19)	0	(19)
PRC	71	(66)	(6)	—	0	—	—	—	0	—	0
ECS / Styleclick	5	(8)	(0)	—	(4)	(0)	—	—	(4)	—	(4)

Total Information & Services	320	(270)	(17)	—	34	(23)	—	(0)	10	1	12
Travel Services:
Expedia	199	(137)	(5)	—	57	(22)	—	(2)	33	4	36
Hotels.com	277	(243)	(1)	—	33	(5)	—	—	27	—	27
Interval	56	(37)	(2)	—	17	(6)	—	—	11	—	11
TV Travel Shop	13	(15)	(1)	—	(3)	(1)	—	—	(4)	—	(4)

Total Travel Services	545	(432)	(9)	—	104	(36)	—	(2)	66	4	70
Interactive Development	—	(1)	0	—	(1)	(1)	—	—	(2)	—	(2)
Corporate expense and other adjustments	—	(11)	(2)	—	(13)	(63)	—	—	(77)	58	(19)
Intersegment Elimination	(4)	4	—	—	(0)	—	0	—	—	—	—

TOTAL	$1,392	$(1,163)	$(43)	$(14)	$173	$(136)	$(4)	$(2)	$31	$63	$93

(a)
Data for 2003 is pro forma for the Ticketmaster merger, which closed on January 17, 2003 and the pending Expedia merger and pending Hotels.com merger which are expected to close in summer 2003.

(b)
One-times in 2003 are related to costs incurred by Expedia and Ticketmaster for investment banking, legal and accounting fees related directly to the mergers. These costs were incurred solely in relation to the mergers, but were not allowed to be capitalized since Expedia and Ticketmaster were considered the targets in the transaction for accounting purposes. These costs do not directly benefit operations in any manner, would not normally be in recorded by USA if not for the fact it already consolidated these entities, and are all related to the same transaction, as USA simultaneously announced its intention to commence in exchange offers for the companies in 2002. The majority of costs are for advisory services provided by investment bankers, and the amounts incurred in 2003 were pursuant to the same fee letters entered into by each company in 2002.

(c)
HSN-U.S. has been restated to include results from IDL, which was previously included in HSN International.

        The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Capitalization

In millions

Ticker (NASDAQ)                 USAI

	As of 3/31/03
	Balance Sheet Carrying Value	Adjustment		As Adjusted
Cash and marketable securities(a)	$3,866	$91	(b)	$3,957
Securities in VUE(c)	2,737	(534	)(c)	2,203 (c)

Available cash and cash equivalents	6,603	(443)		6,160
Long-term debt(d)	(1,206)	—		(1,206)
Preferred stock	(0)	(656	)(e)	(656)

Net cash and securities	$5,397	$(1,099)		$4,298

	As of 4/15/03
	Actual	Pro Forma(g)
Shares Outstanding(f):
USA Common Stock	450.3	587.4
USA Class B	64.6	64.6

Total Shares Outstanding(h)	514.9	652.0
Estimated dilutive options and warrants (treasury method)	23.4	58.8

Fully diluted shares(i)	538.3	710.8

Equity Market Capitalization:
Outstanding equity capitalization	$14,475	$18,328
Fully diluted equity capitalization	$15,132	$19,979

(a)
Cash includes $270.2 million in deferred merchant bookings at Expedia and $112.1 million in deferred revenue at Hotels.com.

(b)
Cash is adjusted to exclude $129 million in net cash collected on behalf of clients by Ticketmaster and to include receipt of $220 million in cash received from Liberty on April 7, 2003 in relation to exercise of pre-emptive right related to Ticketmaster merger.

(c)
Adjustment reflects estimated present value of taxes of the VUE securities related to USA's gain on the Vivendi transaction, net of write-down related to USA's common interest in VUE. USA believes that the value of its common interest in VUE is attainable over the long-term and that the impairment charge recorded by VUE does not necessarily indicate an impairment in the value of the assets on a long-term basis. The As Adjusted amount is the same as USA reported in its Q4 results.

(d)
Amounts exclude $128.2 million of redeemable equity interests issued by Euvia that are due in 2006. Euvia has the right to extend maturity to 2016, and the amount is only due to the holder to the extent sufficient funds at Euvia are available. Otherwise, the instrument is on par with Euvia's common equity interests. Also includes $750.0 million of debt issued in December 2002, which is due in January 2013.

(e)
The balance sheet carrying value of the convertible preferred stock issued in the Expedia transaction is based on par value, which is $0.01 per share or approximately $131,000. The adjustment is made to reflect the face value of the security, or $50 per share.

(f)
Fully diluted shares include Vivendi's remaining 56.6 million shares that may be delivered to USA in connection with USA's Series B preferred interest in VUE.

(g)
Pro forma adjustments reflect pending Expedia merger and pending Hotels.com merger.

(h)
Pro Forma: Float (492 million shares) + directors and officers (2.5 mm) + Liberty (100.9 mm) + Vivendi Universal (56.6 mm) which may be delivered to USA in connection with USA's Series B perferred interest in VUE.

(i)
Fully diluted shares includes treasury method options and warrants and other dilutive securities.

        The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Gross Transaction Value

$ in millions

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Total Gross Transaction Value ("GTV")	$7,082	$9,033	$2,782	$3,255	$3,409	$3,496	$12,942	$4,141
Interactive GTV(a)	$4,722	$6,739	$2,218	$2,668	$2,857	$2,889	$10,632	$3,543
% of Total	67%	75%	80%	82%	84%	83%	82%	86%
Internet GTV(b)	$3,088	$5,043	$1,802	$2,225	$2,356	$2,295	$8,678	$2,905
% of Total	44%	56%	65%	68%	69%	66%	67%	70%
International GTV	$800	$1,088	$336	$466	$572	$610	$1,985	$743
% of Total	11%	12%	12%	14%	17%	17%	15%	18%

(a)
Interactive GTV is defined as GTV which was generated from the TV or PC from HSN, HSN.com, Ticketmaster.com, Hotels.com, Expedia, Match.com, TV Travel Shop and Interval.

(b)
Internet GTV is defined as GTV which was generated online from HSN.com, Ticketmaster.com, Hotels.com, Expedia, Match.com and Interval.

The financial, statistical and other information contained herein is unaudited. Pro forma for 2002 Expedia transaction.
As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

HSN-U.S.

In millions except per unit

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Units shipped	36.4	39.8	9.8	9.5	9.3	11.1	39.7	10.4
Gross profit %	34.9%	34.0%	35.4%	38.4%	38.1%	36.8%	37.1%	36.5%
Return rate	19.5%	18.8%	18.9%	18.7%	18.4%	18.1%	18.5%	18.0%
Product mix(a):
Home Hard Goods	N/A	38%	32%	28%	29%	35%	31%	30%
Home Fashions	N/A	4%	7%	6%	8%	7%	7%	8%
Jewelry	N/A	25%	24%	26%	25%	24%	25%	22%
Health/Beauty	N/A	19%	24%	24%	23%	22%	23%	28%
Apparel/Accessories	N/A	13%	13%	16%	15%	12%	14%	12%
Average Price Point	$47.50	$46.54	$44.62	$43.38	$43.65	$46.79	$44.71	$43.98
HSN total homes (end of period)(b)	77.1	83.0	74.9	77.1	77.8	78.8	78.8	79.5
HSN FTEs (end of period)(b)(c)	62.9	68.5	65.6	67.7	67.8	68.7	68.7	69.8
America's Store FTE's (end of period)	8.6	12.3	10.2	11.1	8.7	9.0	9.0	9.6
HSN.com % of Sales	3%	8%	11%	11%	11%	13%	12%	14%

All metrics have been restated to include results from IDL in HSN-U.S. which had previously been included in International TV Shopping & Other.

(a)
In Q1 2002, HSN reclassified certain items in its product mix. As such, wellness, ingestibles, and fitness categories were moved out of the Home Goods category and into the Health & Beauty category. Product Mix for 1999 and 2000 assuming reclassification not available. Home Hard Goods (formerly called Home Licensing) includes electronics, computers, and other licensed homegoods.

(b)
Not pro forma for disengagement of broadcast stations due to the sale of USA Broadcasting to Univision, which resulted in a net loss of 9.9 mm homes and 4.4 mm FTEs.

(c)
FTEs reflect a 50% weighting of DBS homes, in order to more accurately reflect the actual performance of these subs and adjust for the impact of their significant growth as a percentage of total HSN distribution.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Ticketing

in millions

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Number of tickets sold	83.0	86.8	23.9	24.3	22.8	24.1	95.1	27.1
Gross value of tickets sold	$3,256	$3,611	$997	$1,144	$1,041	$1,106	$4,288	$1,265
Share of tickets sold online	24.5%	32.1%	37.8%	43.0%	40.8%	40.7%	40.6%	47.4%

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Personals

In thousands

			2002(a)					2003
	FYE 12/31/00(a)	FYE 12/31/01(a)	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Paid subscribers	156.9	382.2	527.7	604.2	653.2	724.8	724.8	766.6
New registrations	1,135.6	5,634.3	2,911.7	3,284.5	3,422.5	3,379.7	12,998.5	3,429.8
New subscriptions (first time only)	399.5	671.0	342.4	313.2	328.5	347.6	1,331.7	361.4
Conversion rate (Reg to Subs)	35.2%	11.9%	11.8%	9.5%	9.6%	10.3%	10.2%	10.5%

(a)
The operating metrics include the impact of Soulmates, acquired on April 12, 2002. The 2000 and 2001 operating metrics do not include Soulmates.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Expedia

in thousands

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Gross Bookings
Total gross bookings(a)	$1,793,000	$2,903,000	$1,107,000	$1,335,000	$1,466,000	$1,380,000	$5,288,000	$1,802,000
Agency gross bookings	N/A	$2,322,000	$797,000	$937,000	$1,042,000	$1,002,000	$3,778,000	$1,190,000
Merchant gross bookings (includes CCV)(b)	N/A	$581,000	$310,000	$398,000	$424,000	$378,000	$1,510,000	$612,000
CCV gross bookings(b)	N/A	$0	$18,000	$82,000	$67,000	$42,000	$209,000	$74,000
International gross bookings	N/A	$179,000	$85,000	$94,000	$138,000	$123,000	$440,000	$195,000
North America gross bookings	N/A	$2,723,000	$1,022,000	$1,241,000	$1,328,000	$1,257,000	$4,848,000	$1,607,000
Additional metrics
Revenue from packages	N/A	$30,995	$25,456	$41,527	$49,881	$46,912	$163,776	$60,308
Total room nights stayed	N/A	4,646	2,042	2,627	3,207	3,168	11,044	3,462
Merchant room nights stayed	N/A	3,371	1,644	2,077	2,602	2,522	8,845	2,825
Merchant hotel average daily rate (excludes CCV)(c)	N/A	N/A	$118	$120	$114	$119	N/A	$127
Customers
Average monthly Media Metrix reach(d)(e)	N/A	N/A	11,242	12,161	12,615	11,392	N/A	N/A
Expedia.com conversion(e)(f)	N/A	N/A	5.8%	6.3%	6.7%	7.2%	N/A	N/A
Expedia new purchasing customers(g)	1,769	3,363	1,316	1,529	1,693	1,528	6,066	1,838
Expedia cumulative purchasing customers(h)	2,932	6,294	7,610	9,139	10,832	12,360	12,360	14,197
Expedia quarterly unique purchasing customers(i)	2,741	5,119	1,874	2,217	2,492	2,355	8,938	2,707

(a)
Gross bookings represents the total value of travel booked through the Expedia, WWTE sites, Classic Custom Vacations and Metropolitan Travel since acquisition.
(b)
Includes CCV gross bookings from March 9, 2002 onward.
(c)
Includes taxes and fees.
(d)
Average monthly Media Metrix reach represents the unduplicated reach for the Expedia sites.
(e)
Q103 reach and conversion are incalculable because Media Metrix has informed us that its published numbers January and February were incorrect and will not be revised. Reach in the month of March was 15,567,000.
(f)
Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.
(g)
Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.
(h)
Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.
(i)
Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Hotels.com

			2002					2003
	FYE 12/31/00	FYE 12/31/01	Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4	FYE 12/31
Hotel room nights stayed (thousands)	2,433	4,243	1,408	1,883	2,320	2,227	7,838	2,301
Average Daily Rate	$131.70	$121.10	$115.70	$118.95	$115.88	$117.93	$117.17	$116.00
Affiliates (including TravelNow)	16,200	23,808	25,755	28,340	30,646	33,973	33,973	36,659
Properties	2,600	4,567	6,058	6,467	6,571	7,723	7,723	8,081
Cities served	97	178	218	243	285	325	325	362
U.S.	N/A	124	146	154	165	186	186	203
International	N/A	54	72	89	120	139	139	159

The financial, statistical and other information contained herein is unaudited.
As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive

Interval

							2003
		2002
	FYE 12/31/01										FYE 12/31
		Q1	Q2	Q3	Q4	FYE 12/31	Q1	Q2	Q3	Q4
Active members	1,318,093	1,359,146	1,433,390	1,470,582	1,499,668	1,499,668	1,522,249
Total confirmations	670,818	220,079	180,731	166,771	151,021	718,602	224,508
% of total confirmations online	4.3%	8.2%	8.7%	9.6%	10.3%	9.1%	13.2%

The financial, statistical and other information contained herein is unaudited. Pro forma for USA's acquisition of Interval, which occurred on September 24, 2002.

As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive
Overall Metrics and Business Mix
In millions

ESTIMATED OPERATING METRICS
Annualized estimates (rounded)

Primary Consumer web sites	37
Active / registered customers (a)	29 million
Customer names in database (a)	97 million
Customer inbound telephone minutes	800 million
Customer inbound telephone calls	150 million
Orders processed	115 million
Items Shipped	48 million
In-house merchants	150
Merchandise SKUs	68,000
Telephone operator positions	12,000
Ticketing outlets	3,500
Fulfillment center square feet	2.4 million

(a)
Assumes 25% duplication across USA brands.

REVENUE MIX
Q1 2003

Revenue sources:
Travel	39%
Merchandise	38%
Ticketing	14%
Teleservices	5%
Personals	3%
Other	1%

Total	100%

The financial, statistical and other information contained herein is unaudited.

As filed with the Securities and Exchange Commission on May 1, 2003.

USA Interactive
May 1 2003 Earnings Call 2003 Free Cash Flow Reconciliation
In millions

2003
Net Cash Provided by Operating Activities(a)	$1,246
Capital expenditures	(229)
Preferred dividend paid	(13)
Funding of HSN International unconsolidated operations	(4)

Free Cash Flow	$1,000.0

(a)
Net cash collected on behalf of clients by Ticketmaster is budgeted by USA to be $0 in 2003.

The financial, statistical and other information contained herein is unaudited.

As filed with the Securities and Exchange Commission on May 1, 2003.

        This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to USA's anticipated business prospects, and are necessarily estimates reflecting the best judgment of USA's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on USA's business, financial condition or results of operations. Investors should consider the information contained in or incorporated by reference into USA's filings with the U.S. Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on USA's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this document may not occur. These forward-looking statements should not be regarded as an indication that USA considers them to be a reliable prediction of future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this document.

        USA is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this document to reflect circumstances existing after the date of this document or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

        USA does not make any representations to any person regarding the ultimate performance of USA compared to the information contained in this document and USA is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this document to reflect circumstances existing after the date of this document or to reflect the occurrence of future events even if experience or future events make it clear that any or all of the assumptions underlying the information herein are shown to be in error or any expected results expressed or implied by those forward-looking statements will not be realized.

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USA Interactive Pro Forma Segment Results $ in millions, rounding differences may exist
USA Interactive Pro Forma Segment Results $ in millions, rounding differences may exist
USA Interactive Pro Forma Segment Results $ in millions, rounding differences may exist
USA Interactive Pro Forma Segment Results $ in millions, rounding differences may exist
USA Interactive Capitalization In millions Ticker (NASDAQ) USAI
USA Interactive Gross Transaction Value $ in millions
USA Interactive HSN-U.S. In millions except per unit
USA Interactive Ticketing in millions
USA Interactive Personals In thousands
USA Interactive Expedia in thousands
USA Interactive Hotels.com
USA Interactive Interval